                                                              Exhibit 24.1(a)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer of THE SPORTSMAN'S GUIDE, INC., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen, Gregory R. Binkley and Charles B. Lingen or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-2, relating to 2,300,000 shares (or such greater or lesser number as may be approved by such attorneys-in-fact and agents, or any one of them) of the Company's Common Stock, $.01 par value per share, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of July, 1997.

                                    VINCENT W. SHIEL

                                    Vincent W. Shiel

                                                              Exhibit 24.1(b)

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer of THE SPORTSMAN'S GUIDE, INC., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen, Gregory R. Binkley and Charles B. Lingen or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-2, relating to 2,300,000 shares (or such greater or lesser number as may be approved by such attorneys-in-fact and agents, or any one of them) of the Company's Common Stock, $.01 par value per share, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of July, 1997.

                                                WILLIAM T. SENA

                                                William T. Sena

                                                              Exhibit 24.1(c)


                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer of THE SPORTSMAN'S GUIDE, INC., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen, Gregory R. Binkley and Charles B. Lingen or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-2, relating to 2,300,000 shares (or such greater or lesser number as may be approved by such attorneys-in-fact and agents, or any one of them) of the Company's Common Stock, $.01 par value per share, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of July, 1997.

                                                 MARK F. KROGER

                                                 Mark F. Kroger

                                                         Exhibit 24.1(d)

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer of THE SPORTSMAN'S GUIDE, INC., a Minnesota corporation (the "Company"), hereby constitutes and appoints Gary Olen, Gregory R. Binkley and Charles B. Lingen or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-2, relating to 2,300,000 shares (or such greater or lesser number as may be approved by such attorneys-in-fact and agents, or any one of them) of the Company's Common Stock, $.01 par value per share, and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of July, 1997.

                                             LEONARD M. PALETZ

                                             Leonard M. Paletz